Earnings Per Share (EPS)	12 Months Ended
Dec. 31, 2011
Earnings Per Share (EPS) [Abstract]
Earnings Per Share (EPS)
5.	EARNINGS PER SHARE (EPS)

Basic earnings (loss) per common share excludes dilution and is computed by dividing net earnings (loss) available to common stockholders by the weighted-average number of common shares outstanding (which includes shares outstanding, less performance and non-vested shares for which vesting criteria have not been met) plus deferred stock awards, weighted for the period outstanding. Diluted earnings per common share is computed by dividing net earnings available to common stockholders by the sum of the weighted-average number of common shares outstanding for the period adjusted (i.e., increased) for all additional common shares that would have been outstanding if potentially dilutive common shares had been issued and any proceeds of the issuance had been used to repurchase common stock at the average market price during the period. Under this method, an increase in the fair market value of the Company's stock can result in a greater dilutive effect from potentially dilutive common shares. The proceeds are assumed to be the sum of the amount to be paid to the Company upon exercise of options, the amount of compensation cost attributed to future services and not yet recognized, and the amount of income taxes that would be credited to or deducted from capital upon exercise.

The following table sets forth the computation of basic and diluted earnings (loss) per common share for the years ended December 31, 2011, 2010, and 2009 (in thousands, except net earnings (loss) in millions and per share amounts):

Years Ended December 31,	2011	2010	2009
Numerator:
Earnings (loss) from continuing operations	$165.3	$142.0	$(12.2)
Earnings from discontinued operations, net of tax	42.5	30.3	9.7

Net earnings (loss) attributable to Cytec Industries Inc.	$207.8	$172.3	$(2.5)

Denominator:
Weighted average shares outstanding	48,449	49,339	48,307
Effect of dilutive shares:
Options and stock-settled SARS	466	472	0
Non-vested shares and units	88	54	0

Diluted average shares outstanding	49,003	49,865	48,307

Basic earnings (loss) per common share:
Earnings (loss) from continuing operations	$3.41	$2.88	$(0.25)
Earnings from discontinued operations	0.88	0.61	0.20

Net earnings (loss) per common share attributable to Cytec Industries Inc.	$4.29	$3.49	$(0.05)

Diluted earnings (loss) per common share:
Earnings (loss) from continuing operations	$3.37	$2.85	$(0.25)
Earnings from discontinued operations	0.87	0.61	0.20

Net earnings (loss) per common share attributable to Cytec Industries Inc.	$4.24	$3.46	$(0.05)

Since the results of operations for the year ended December 31, 2009 was a loss, all per share calculations for that period were performed using the same denominator, as the loss available to common stockholders rendered all potential common shares anti-dilutive.

The following table sets forth the anti-dilutive shares/units excluded from the above calculations because their inclusion would have had an anti-dilutive effect on earnings per share (in thousands):

Years ended December 31,	2011	2010	2009
Options	852	285	751
Stock-settled SARS	1,138	862	1,432
Non-vested shares and units	0	0	0

Total	1,990	1,147	2,183